Ordinary Shares	6 Months Ended
Jun. 30, 2020
Ordinary Shares

12. Ordinary Shares

As at June 30, 2020, the Company is authorized to issue 1,500,000,000 ordinary shares.

On January 27, 2020, the Company issued 22,000,000 ordinary shares in the form of 4,400,000 American Depositary Share (“ADS”) for gross proceeds of US$110.0 million. On February 10, 2020, the Company issued an additional 1,668,315 ordinary shares in the form of 333,663 ADS for gross proceeds of US$8.3 million. Issuance costs totaled US$8.0 million.

A summary of ordinary share transactions (in thousands) is as follows:

	2020	2019
As at January 1	666,906	666,577
Public offering	23,669	—
As at June 30	690,575	666,577

Each ordinary share is entitled to one vote. The holders of ordinary shares are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors of the Company.